UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2022

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942

(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
1155 Dairy Ashford Road, Suite 425, Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.001 par value	EPM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2022, Evolution Petroleum Corporation (the “Company”) announced the appointment of Myra Coleman Bierria to the Company's Board of Directors (the "Board"), effective September 8, 2022. Ms. Bierria will chair the recently formed Sustainability Committee and serve on the Nominations and Governance Committee.

There are no arrangements or understandings between Ms. Bierria and any other person pursuant to which Ms. Bierria was appointed to serve as a director of the Company. There are no transactions in which Ms. Bierria has an interest that requires disclosure under Item 404(a) of Regulation S-K.

For her service on the Board, Ms. Bierria will be entitled to the same compensation arrangements as the Company’s non-employee directors, as described in the Company’s 2021 Proxy Statement filed with the SEC on October 28, 2021. Ms. Bierria will enter into a customary indemnification agreement with the Company in connection with her appointment as a director, consistent with those entered into with the Company’s other directors.

Ms. Bierria is an experienced attorney in the areas of corporate governance, securities law, and management of public company board of directors’ matters. She was appointed in 2016 and currently serves as the Vice President and Corporate Secretary for Southern Company, a holding company for electric operating companies in three states and natural gas distribution companies in four states, mainly in the southern United States. Ms. Bierria was previously the Vice President and Corporate Secretary for Southern Company Gas (formally AGL Resources Inc.), an energy services holding company for Southern Company’s natural gas distribution companies. She also previously served as a business and technology attorney at Brobeck, Phleger & Harrison LLP where she specialized in securities offerings, venture capital transactions, and general corporate matters. Ms. Bierria holds a JD from Georgetown University Law Center and BA from the University of California at Berkeley and is a member of the New York State Bar.

Item 9.01Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
99.1	Evolution Petroleum Corporation Press Release dated September 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Date: September 12, 2022	By:	/s/ RYAN STASH
	Name:	Ryan Stash
	Title:	Senior Vice President and Chief Financial Officer